UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 9, 2013

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STEELCASE INC.
(Exact name of registrant as specified in its charter)

Michigan	1-13873	38-0819050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer identification number)

901 44th Street SE Grand Rapids, Michigan		49508
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code: (616) 247-2710

None
(Former name or former address, if changed since last report)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)On October 9, 2013, the Board of Directors of Steelcase Inc. (the “Company”) appointed James P. Keane President and Chief Executive Officer of the Company, effective March 1, 2014.  Mr. Keane, age 54, is currently President and Chief Operating Officer and a member of the Board of Directors of the Company.  Mr. Keane joined the Company in 1997 and has served as President since April 2013 and as Chief Operating Officer since November 2012.  He served as President, Steelcase Group from October 2006 to November 2012 and as Chief Financial Officer from April 2001 to October 2006.  In connection with Mr. Keane’s appointment, the Company and Mr. Keane entered into a letter agreement described below.

(e)On October 9, 2013, the Company and Mr. Keane entered into a letter agreement confirming Mr. Keane’s appointment as President and Chief Executive Officer on March 1, 2014 and the related compensation to be received by Mr. Keane.  On October 9, 2013, Mr. Keane received an award of 150,000 restricted stock units which will vest in three equal annual installments.  As President and Chief Executive Officer, Mr. Keane’s initial base salary will be $800,000, and for fiscal year 2015, Mr. Keane will receive a short-term award under the Steelcase Management Incentive Plan with a target equal to 90% of his base salary.  In addition, it is expected that Mr. Keane will receive a long-term incentive award for fiscal year 2015, in the form of a mix of restricted stock units and performance units, having a target valued at approximately 250% of his annual base salary.  Mr. Keane will be subject to a stock ownership guideline of five times his base salary and will participate in the Company’s Executive Severance Plan as a Level 1 employee.   A copy of the letter agreement between Mr. Keane and the Company dated October 9, 2013 is attached as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

d)    EXHIBITS.

Exhibit Number	Description

10.1	Letter agreement dated October 9, 2013 between Steelcase Inc. and James P. Keane

99.1	Steelcase Inc. Press Release dated October 10, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steelcase Inc.

Date: October 10, 2013

	/s/ David C. Sylvester	.

David C. Sylvester
Senior Vice President, Chief Financial Officer
(Duly Authorized Officer and
Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description

10.1	Letter agreement dated October 9, 2013 between Steelcase Inc. and James P. Keane

99.1	Steelcase Inc. Press Release dated October 10, 2013